                                                                    EXHIBIT 99.1

                               PURCHASE AGREEMENT


     This Purchase Agreement ("Agreement") is dated and effective as of September 12, 1995, and is entered into by and among (i) American Ecology Corporation, a Delaware corporation (the "Company"), (ii) John H. Harris, Jr.,
(iii) Edward F. Heil, (iv) Jack K. Lemley, (v) Paul F. Schutt and (vi) Harry J. Phillips, Jr. (the individuals identified in clauses (ii) through (vi) being herein referred to collectively as "Purchasers" and severally as "Purchaser").

     In consideration of the agreements and undertakings of the parties hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.  Purchase and Sale of Securities.  Subject to the terms and conditions set
    -------------------------------
forth in this Agreement:

     1.1 The Company will issue and sell to each Purchaser on the date hereof, and each Purchaser will purchase from the Company on the date hereof, a Nonnegotiable Promissory Note in the form attached hereto as Exhibit A ("Demand
                                                             ---------
Note"). The principal amount of the Demand Note to be purchased by each Purchaser is set forth on Schedule 1, attached hereto. The purchase price of
                          ----------
each Demand Note shall be paid in cash to the Company on the date of this Agreement by the Purchaser of that Demand Note. The obligations of the respective Purchasers to purchase the Demand Notes pursuant to this Agreement are several, and not joint. The purchase and sale of the Demand Notes is referred to in this Agreement as the "First Funding." The First Funding shall occur at the offices of Mayor, Day, Caldwell & Keeton, L.L.P., 19th Floor, 700 Louisiana, Houston, Texas 77002 not later than the close of business on the date of this Agreement, or at such other time and place as may be agreed to by all of the parties to this Agreement.

     1.2 The Company will issue and sell to each Purchaser on or before the "Second Funding Date" (as specified on Schedule 1), and each Purchaser will
                                       ----------
purchase from the Company on or before such Second Funding Date, (a) the number of shares of Series D Preferred Stock (as hereinafter defined) specified on

Schedule 1 and (b) the number of $4.75 Warrants (as hereinafter defined)
----------
specified on Schedule 1 of the Company.  The aggregate purchase price of each
             ----------
(i) one share of Series D Preferred Stock and (ii) each ten $4.75 Warrants shall be $47.50, which shall be paid to the Company on the Second Funding Date by surrender of an equal principal amount of Demand Notes (and all accrued and unpaid interest on the surrendered amount shall be paid in full in cash by the Company). The obligations of the respective Purchasers to purchase shares of Series D Preferred Stock and $4.75 Warrants on or before the Second Funding Date pursuant to this Agreement are several, and not joint. The purchase and sale of the shares of Series D Preferred Stock and $4.75 Warrants on or before the Second Funding Date shall occur at the offices of Mayor, Day, Caldwell & Keeton, L.L.P., 19th Floor, 700 Louisiana, Houston, Texas 77002 not later than the close of business on the Second Funding Date, or at such other time and place as may be agreed to by all of the parties to this Agreement. As used in this Purchase Agreement, the term "Series D Preferred Stock" means a series of preferred stock of the Company established by the Certificate of Designation,

Preferences and Rights of Series D Cumulative Convertible Preferred Stock of American Ecology Corporation (the "Certificate of Designation") attached hereto as Exhibit B. As used in this Agreement, the term "$4.75 Warrant" means a
   ---------
Warrant to purchase common stock of the Company in the form attached hereto as

Exhibit C.
---------

     1.3 The Company will issue and sell to each Purchaser on or before the "Third Funding Date" (as specified on Schedule 1), and each Purchaser will
                                      ----------
purchase (or cause to be purchased by one or more qualified substitute purchasers pursuant to Section 8 of this Agreement) from the Company on or before such Third Funding Date, (a) the number of shares of Series D Preferred Stock specified on Schedule 1 and (b) the number of $4.75 Warrants specified on
                   ----------
Schedule 1 of the Company.  The aggregate purchase price of (i) each one share
----------
of Series D Preferred Stock and (ii) each ten $4.75 Warrants shall be $47.50, which shall be paid to the Company on the Third Funding Date in cash. The obligations of the respective Purchasers to purchase (or cause to be purchased by one or more other qualified substitute purchasers pursuant to Section 8 of this Agreement) shares of Series D Preferred Stock and $4.75 Warrants on or before the Third Funding Date pursuant to this Agreement are several, and not joint. The purchase and sale of the shares of Series D Preferred Stock and $4.75 Warrants on or before the Third Funding Date shall occur at the offices of Mayor, Day, Caldwell & Keeton, L.L.P., 19th Floor, 700 Louisiana, Houston, Texas 77002 not later than the close of business on the Third Funding Date, or at such other time and place as may be agreed to by all of the parties to this Agreement.

     1.4 The Company will issue and sell to Harry J. Phillips, Jr. ("Phillips") on or before January 5, 1996 (the "Fourth Funding Date"), and Phillips will purchase (or cause to be purchased by one or more qualified substitute purchasers pursuant to Section 8 of this Agreement) from the Company on or before such Fourth Funding Date, (a) the number of shares of Series D Preferred Stock specified on Schedule 1 and (b) the number of $4.75 Warrants specified on
                   ----------
Schedule 1 of the Company.  The aggregate purchase price of (i) each one share
----------
of Series D Preferred Stock (ii) each ten $4.75 Warrants shall be $47.50, which shall be paid to the Company on the Fourth Funding Date in cash. The purchase and sale of the shares of Series D Preferred Stock and $4.75 Warrants on or before the Fourth Funding Date shall occur at the offices of Mayor, Day, Caldwell & Keeton, L.L.P., 19th Floor, 700 Louisiana, Houston, Texas 77002 not later than the close of business on the Fourth Funding Date, or at such other time and place as may be agreed to by Phillips and the Company.

2.  Representations of the Company.  The Company represents and warrants to each
    ------------------------------
Purchaser as follows:

     2.1 The Company has all requisite corporate power and authority to enter into this Agreement and, assuming satisfaction of the conditions to the obligations of the Company set forth in Section 6 of this Agreement, to perform all the obligations required to be performed by the Company under this Agreement. This Agreement has been duly executed and delivered by the Company, and, upon execution and delivery by the Purchasers, this Agreement will be the valid and legally binding obligation of the Company, enforceable as to the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and equitable remedies. Upon issuance of the Securities at the Second Funding, the Third Funding and the Fourth Funding: all requisite corporate action shall have been taken for the issuance thereof; all shares of Series D Preferred Stock then being issued shall be, all $4.75 Warrants then being issued shall be, and all shares of Common Stock issuable pursuant to such Securities then being issued ("Underlying Common Shares") shall be upon issuance of such Underlying Common Shares, duly authorized, validly issued, fully paid and nonassessable and issued without violation of and not subject to any preemptive right; and a number of shares of authorized and unissued Common Stock of the Company equal to the number of such Underlying Common Shares shall have been reserved for issuance pursuant to such Securities then being issued.

     2.2 The Company will cooperate fully to provide the Special Committee referred to in Section 6 of this Agreement with all such information and support, including cooperation with McKenna & Company and legal counsel to the Special Committee, as the Special Committee may reasonably require in connection with the satisfaction of the conditions to the obligations of the Company set forth in Section 6. The Company will use its commercially reasonable best efforts to satisfy as promptly as is reasonably practicable any applicable requirements of Section 5(i)(1)(e) of Part III of Schedule D to the Bylaws of the National Association of Securities Dealers, Inc. (the "NASD Exception").

3.  Representations of Purchasers.  Each Purchaser, severally and not jointly,
    -----------------------------
represents and warrants to the Company as to himself as follows:

     3.1 Such Purchaser has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by such Purchaser under this Agreement. This Agreement has been duly executed and delivered by such Purchaser, and, upon execution and delivery by the Company and the other Purchasers, this Agreement will be the valid and legally binding obligation of such Purchaser, enforceable as to such Purchaser in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and equitable remedies.

     3.2 Neither the Company nor any person acting or purporting to act on behalf of the Company has offered or sold any of the Securities to such Purchaser by means of any form of general solicitation or general advertising. Such Purchaser is acquiring the Securities to be purchased by such Purchaser under this Agreement solely for his own beneficial account, for investment purposes, and not with any view to, or for resale in connection with, any distribution of any such Securities. Such Purchaser understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Purchaser and upon the accuracy of the other representations made by such Purchaser in this Agreement. Such Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement for the purpose of determining that the transactions contemplated by this Agreement meet the requirements for such exemptions.

4.  Restrictive Legends.
    -------------------

     4.1 Each certificate or other document representing any of the Demand Notes, shares of Series D Preferred Stock, $4.75 Warrants or shares of common stock issuable in respect of the foregoing (collectively the "Securities" and individually a "Security") issued pursuant to this Agreement shall be stamped or otherwise imprinted with a restrictive legend in the form set forth on the form of such Security as attached hereto as an exhibit (or, in the case of shares of Series D Preferred stock or shares of common stock issuable upon conversion thereof, an equivalent legend appropriately modified to refer to such Securities). In the event of any transfer or reissuance of any such Security, the certificates or other instruments representing such Securities shall continue to bear such legends.

     4.2 The Company hereby agrees that it will promptly deliver or cause to be delivered a new certificate or certificates or instrument or instruments for any Securities, which certificate or certificates or instrument or instruments will not bear the legends referred to above, upon determination by the Company that such Securities have been held beneficially by the holder for at least three years and that such holder is not and has not been within the preceding three months an affiliate of the Company. All determinations pursuant to the preceding sentence shall be made in accordance with Rule 144(k) under the Act or any applicable successor rule. In the event that a period shorter than specified above is permitted by reason of the amendment or replacement of such Rule 144(k), then the Company shall impose no greater restriction than the restriction imposed as the result of such amendment or replacement.

5.  Conditions to the Obligations of the Purchasers.
    -----------------------------------------------

     5.1 The obligations of each Purchaser to purchase the Securities to be purchased by such Purchaser under this Agreement at the time of each of the First Funding, the Second Funding, the Third Funding or the Fourth Funding, as the case may be, are subject to the satisfaction or waiver by such Purchaser of the following conditions:

          (a) The Company shall, against receipt of payment therefor as provided herein, deliver to the Purchaser the certificates or other instruments evidencing such Securities in the form contemplated by this Agreement; and

          (b) The representations of the Company set forth in section 2 of the Agreement shall be true and correct in all material respects at the time of such purchase and sale of such Securities.

     5.2 The obligations of each Purchaser to purchase the Securities to be purchased by such Purchaser under this Agreement at the time of each of the Second Funding, the Third Funding and the Fourth Funding, as the case may be, are subject to the satisfaction or waiver by such Purchaser of the condition that, at or prior to the Second Funding, (i) the Special Committee shall have determined by appropriate resolution that the conditions to the obligations of the Company set forth in Section 6.2 have been satisfied or waived by the Special Committee and (ii) the Certificate of Designation shall have been adopted and filed with the Secretary of State of Delaware.

6.   Conditions to the Obligations of the Company.
     --------------------------------------------

     6.1 The obligations of the Company to issue and sell the Securities to be issued and sold by the Company under this Agreement at the time of each of the First Funding, the Second Funding, the Third Funding or the Fourth Funding, as the case may be, are subject to the satisfaction or waiver by the Company of the following conditions:

          (a) Each Purchaser (or in the case of the Third Funding and the Fourth Funding another qualified purchaser pursuant to Section 8 of this Agreement) shall have delivered payment as provided herein against delivery to such Purchaser of the certificates or other instruments evidencing such Securities in the form contemplated by this Agreement; and

          (b) The representations of each Purchaser set forth in Section 3 of this Agreement shall be true and correct in all material respects at the time of such purchase and sale of such Securities; and

          (c) The Company shall have received such consents, waivers and agreements from its secured bank lender as shall be required, in the judgment of the Special Committee, to permit the issuance and sale of such Securities with the result that, upon consummation of such issuance and sale, the Company shall not be in default (or shall be subject to a forbearance agreement reasonably satisfactory to the Special Committee with respect to any such default) under the provisions of any agreement or instrument governing or evidencing any obligations of the Company to its secured bank lender.

     6.2 The obligations of the Company to issue and sell the Securities to be issued and sold by the Company under this Agreement at the time of each of the Second Funding, the Third Funding and the Fourth Funding, as the case may be, are subject to the satisfaction or waiver of the condition that the Special Committee of the Board of Directors established on September 7, 1995 (the "Special Committee") shall have determined by appropriate resolution, at or prior to the Second Funding, that:

          (a) The Company shall have received a fairness opinion satisfactory to it pursuant to the engagement letter agreement between the Company and McKenna & Company;

          (b) The Special Committee shall have approved and adopted the resolution set forth in the Certificate of Designation; and

     (c) The issuance of the Securities by the Company at the Second Funding shall not violate any applicable requirements of the NASD Exception.

7.   Registration Rights.
     -------------------

     7.1  As used in this Section 7:

          (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

          (b) The term "Registrable Securities" means: (i) any common stock of the Company ("Common Stock") issued, or issuable, upon the conversion of any Series D Preferred Stock, regardless of whether such conversion has taken place at any time, and (ii) any Common Stock issued, or issuable upon the conversion or exercise of any $4.75 Warrant, regardless of whether such exercise has taken place at any time, or any warrant, right or other security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any Series D Preferred Stock or any $4.75 Warrant or, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this
     Section 7 are not assigned.

          (c) The term "Holder" means any holder of Registrable Securities who acquired such Registrable Securities in a transaction or series of transactions not involving any public offering or any sale pursuant to Rule 144 under the Act.

     7.2  The Company hereby agrees that:

          (a) If at any time or from time to time, the Company determines to register any of its securities, either for its own account or the account of a security holder or holders, (other than a registration solely to implement an employee benefit plan or a registration on Form S-4), the Company will:

               (i) promptly give to each Holder written notice thereof (which will include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky law or other state securities laws); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in any written request or requests by any Holder received by the Company within twenty (20) days after such written notice is given and make its best efforts to qualify all the Registrable Securities specified in such request under the blue sky or other securities laws of any jurisdiction which said Holders may reasonably request.

     (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company will so advise the Holders as a part of the written notice given pursuant to
     Section 7.2(a)(i) above. In such event, the right of any Holder to registration pursuant to this Section 7.2 will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable Securities through such underwriting (together with the Company and the other shareholders distributing their securities through such underwriting) will enter into an underwriting agreement in customary form, satisfactory to the Company, with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 7.2, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten for the accounts of holders of Registrable Securities and other securities of the Company entitled to registration pursuant to agreements with the Company, the managing underwriter may limit the number of Registrable Securities and other securities of the Company entitled to registration pursuant to agreements with the Company to be included in the registration. The Company will so advise all Holders of Registrable Securities and all shareholders owning securities of the Company entitled to registration pursuant to agreements with the Company and participating in such registration, and the number of shares of Registrable Securities and such other securities that may be included in the registration and underwriting will be allocated (subject to the provision in the previous sentence) among all Holders and other shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and such other securities entitled to such registration held by such Holders and other shareholders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation will be included in such registration. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn will also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities or any other securities entitled to registration pursuant to agreements with the Company a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the managing underwriter) then the Company will offer to all Holders and other shareholders who have included Registrable Securities and such other securities in the registration the right to include additional Registrable Securities or other securities in proportion to the amounts of their Registrable Securities and such other securities so included.

          (c) The Company shall cooperate and communicate with all Holders wishing to participate in any registration pursuant to this Section 7.2 so as to permit them a reasonable and effective opportunity to participate, including providing prompt notice of any stop orders and copies of all registration statements and prospectuses filed with the Securities and Exchange Commission, including any amendments, and any such other materials and information that is provided to other participating securities holders. The Company will bear all expenses of any registration, including filing fees, blue sky fees and expenses, accounting and legal fees and expenses, printing and mailing costs and other similar expenses, but will not bear any expenses (including fees of legal counsel) incurred by participating Holders and will not bear any underwriting discount or concession or similar sale costs with respect to Registrable Securities offered and sold by or for participating Holders. The Company and the participating Holders will agree to indemnify each other or to contribute to one another on reasonable and customary terms.

8.   Other Qualified Purchasers.  The Company agrees that the Purchasers may
     --------------------------
cause the Securities to be purchased at the Third Funding and/or the Fourth Funding in whole or in part by one or more qualified substitute purchasers. For purposes of this Agreement, a qualified substitute purchaser is any person who
(i) is an accredited investor as defined in Regulation D under the Act and (ii) who executes a subscription agreement containing representations regarding, among other things, such person's financial sophistication, knowledge of and access to information regarding the Company, which is reasonably satisfactory to the Special Committee and its counsel. The Company will cooperate fully to provide access to information to any such person, subject to customary confidentiality requirements. Each Purchaser agrees that he will not take any actions with respect to any proposed substitute purchasers that would require any registration of any Securities by the Company under the Act or any other securities laws.

9.   Miscellaneous
     -------------

     9.1 Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver of the right to pursue other available remedies.

     9.2 Parties Bound. Except to the extent otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, guardians, successors and assigns; and no other person shall have any right, benefit or obligation hereunder.

     9.3 Notices. All notices, reports, records or other communications that are required or permitted to be given to the parties under this Agreement shall be sufficient in all respects if given in writing and delivered in person, by telecopy, by overnight courier or by registered or certified mail, postage prepaid, return receipt requested, to the receiving party at the following address:

     If to a Purchaser, to him at the most recent address furnished by him to the Company;

     With a copy to:

     Sewell & Riggs, a Professional Corporation
     333 Clay Avenue, Suite 800
     Houston, Texas 77002
     Attention: Daniel Cohen

     If to the Company, to each member of the Special Committee at the most recent address furnished by him or her to the Company;

     With a copy to:

     Mayor, Day, Caldwell & Keeton, L.L.P.
     700 Louisiana, Suite 1900
     Houston, Texas 77002
     Attention: Geoffrey K. Walker

or to such other address as such party may have given to the other parties by notice pursuant to this Section 9.3. Notice shall be deemed given on the date of delivery, in the case of personal delivery or telecopy, or on the delivery or refusal date, as specified on the return receipt, in the case of overnight courier or registered or certified mail.

     9.4 CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED, AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES.

     9.5 Entire Agreement; Amendments and Waivers; Assignment. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties. Without limitation to the foregoing, it is agreed that that certain Agreement dated August 21, 1995 among the Company and the Purchasers, as modified by that certain Addendum dated as of that same date and regardless of the version or versions executed by any one or more of the Purchasers (the "Original Agreement"), is expressly terminated and superseded and neither the Company nor any of the Purchasers shall hereafter have any rights or obligations under or in respect of the Original Agreement. Except as set forth herein, there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof. No supplement, modification or waiver of this Agreement shall be binding unless it shall be specifically designated to be a supplement, modification or waiver of this Agreement and shall be executed in writing by each party to be bound thereby. No waiver of any of the provisions of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. In the event of any permitted transfer of any Securities, the rights of the Holder thereof pursuant to Section 7 shall be transferred automatically. Except as set forth in the preceding sentence and except as provided in Section 8 hereof, this Agreement may not be assigned by operation of law or otherwise.

     9.6 Further Assurances. From time to time hereafter and without further consideration, each of the parties hereto shall execute and deliver such additional or further instruments of conveyance, assignment and transfer and take such actions as any of the other parties hereto may reasonably request in order to more effectively consummate the transactions contemplated by this Agreement or as shall be reasonably necessary or appropriate in connection with the carrying out of the parties' respective obligations hereunder or the purposes of this Agreement.

     9.7 Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.8 Headings. The headings of the several Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     9.9 Legal Fees. The Company will pay the reasonable fees and expenses of Sewell & Riggs, a Professional Corporation, incurred in acting as counsel to the Purchasers.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of September 12, 1995.

                              AMERICAN ECOLOGY CORPORATION


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________



                              ___________________________________________
                              Edward F. Heil


                              ___________________________________________
                              John Harris


                              ___________________________________________
                              Jack K. Lemley


                              ___________________________________________
                              Paul F. Schutt


                              ___________________________________________
                              Harry J. Phillips, Jr.

                                                                      SCHEDULE 1
                                                                      ----------

                                 First Funding:
                                 -------------

                                     Demand Note
            Purchaser                  Amount
----------------------------------  -------------

          John Harris               $  125,001.00
          Edward F. Heil             1,500,012.00
          Jack K. Lemley               250,002.00
          Paul F. Schutt               250,002.00
          Harry J. Phillips, Jr.     1,125,009.00

               Second Funding (on or before September 26, 1995):
               ------------------------------------------------

                                                           Aggregate Purchase
                                                            Price of Series D
                                                             Preferred Stock
                                                            Shares and $4.75
                          Number of Shares                   Warrants to be
                            of Series D       Number of      be Purchased at
       Purchaser          Preferred Stock   $4.75 Warrants   Second Funding
------------------------  ----------------  --------------  -----------------

John Harris                        2,631.6          26,316      $  125,001.00
Edward F. Heil                    31,579.2         315,792       1,500,012.00
Jack K. Lemley                     5,263.2          52,632         250,002.00
Paul F. Schutt                     5,263.2          52,632         250,002.00
Harry J. Phillips, Jr.            23,684.4         236,844       1,125,009.00

                Third Funding (on or before September 30, 1995):
                -----------------------------------------------

                                                           Aggregate Purchase
                                                            Price of Series D
                                                             Preferred Stock
                                                            Shares and $4.75
                          Number of Shares                   Warrants to be
                            of Series D       Number of      be Purchased at
       Purchaser          Preferred Stock   $4.75 Warrants    Third Funding
------------------------  ----------------  --------------  -----------------

John Harris                       3,157.92        31,579.2        $150,001.20
Edward F. Heil                    3,157.92        31,579.2         150,001.20
Jack K. Lemley                    3,157.92        31,579.2         150,001.20
Paul F. Schutt*                   3,157.92        31,579.2         150,001.20
Harry J. Phillips, Jr.            3,157.92        31,579.2         150,001.20

________________

* Mr. Schutt is not obligated to purchase these Securities; however, to the extent that Mr. Schutt does not purchase these Securities, the remaining Purchasers will each be severally obligated to purchase 25% of the unsubscribed amount.

                 Fourth Funding (on or before January 5, 1996):
                 ---------------------------------------------

                                                           Aggregate Purchase
                                                            Price of Series D
                                                             Preferred Stock
                                                            Shares and $4.75
                          Number of Shares                   Warrants to be
                            of Series D       Number of      be Purchased at
       Purchaser          Preferred Stock   $4.75 Warrants   Fourth Funding
------------------------  ----------------  --------------  -----------------

Harry J. Phillips, Jr.            21,052.8         210,528      $1,000,008.00
